Exhibit 99.2

Accounting Change Q&A

1.	Why is SVB Financial Group restating its financials?
	•	SVB Financial Group is restating its financials due to a review and revision of its accounting treatment for warrants taken from privately-held companies to which it extends credit facilities.
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The revised accounting treatment resulted from the Company becoming aware of certain accounting interpretations related to SFAS 133, issued in April 2001 relating to its warrant accounting which became effective for the Company on July 1, 2001.

	•	The change in accounting causes these warrants to be deemed derivative financial instruments under SFAS No. 133 which must be recorded on our balance sheet at fair value on the date of receipt.
	•	This is a technical accounting issue related to accounting for derivatives and impacts a very specific element of our income statement.

2.	What will be the effect of the restatement?
	•	The restatement will revise the value of the Company’s unexercised warrants in privately held companies.
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Under the revised treatment, warrants held by the Company in privately held companies will be recorded at fair value as an asset on the Company’s balance sheet at the time they are issued and marked to market for each subsequent reporting period in which they remain outstanding.  The initial value of the warrants will be recognized as interest income and amortized over the life of the related client credit facility.

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Beginning Q3 2001, the fair value of the warrant portfolio will be recorded as an increase in our investment securities asset and as a cumulative change in accounting principle through the statement of income.

	•	This accounting change is expected to increase the Company’s total income for all of the restated periods taken as a whole, although it is possible that income may decline in some periods.
	•	This accounting change is expected to result in an aggregate increase in earnings and shareholders equity for the periods to be restated.
	•	The restatement will not have an impact on the Company’s operations, cash flow or cash position.

3.	What specific line items will be impacted?
	•	We will have to restate interest income, non-interest income and other P&L line items, such as income taxes, that are a function of those income line items.
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The restatement will also impact investment securities, deferred loan fees, deferred tax assets and liabilities, loan interest income, and warrant income, as reported since the third fiscal quarter of 2001.

4.	How was this issue discovered?
	•	Our external auditors, KPMG, brought to our attention certain accounting pronouncements issued in 2001.
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After extensive discussions with the Company’s management and Audit Committee, the Company’s Board of Directors made the decision to review and revise the Company’s approach to accounting for warrants.

5.	Are there any other accounting issues that have been discovered?
	•	No. The restatement relates only to the accounting for our warrant portfolio.

6.	Who is in charge of the accounting review?
	•	We are continuing to work closely with KPMG, as well as several other independent valuation consultants on this matter.
	•	Ultimately, it will be the Company’s Audit Committee that signs off on the restated results. The results will also be audited by KPMG.

7.	What are the expected costs associated with the review and restatement?
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Because we have to value thousands of warrants and amortize that value over the life of the related extension of credit, there is a tremendous amount of work yet to be done.  At this time we cannot predict the cost of completing that work.

8.	How far back will you have to restate?
	•	We will be restating our financials for the years 2002, 2003 and 2004, and the first quarter of 2005. We will also be reporting adjustments for the third and fourth quarter of 2001.

9.	When will you file your restated and second quarter financial statements?
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We intend to make every effort to finish our review and restatement within a timeframe that will allow us to meet the filing due date for our 10Q, August 9.  However, given the scope of the work required by the review, we can not say with certainty when the 10Q will actually be filed.

	•	We expect to provide our full second quarter results shortly before we file our quarterly report on Form 10-Q with the SEC.

10.	Will there be there any future financial impact as a result of the restatement?
	•	We believe that, as our warrant portfolio grows, we will likely recognize income earlier due to the valuation at issuance and the resulting amortization through our loan yield.

11.	What specific guidance are you giving for Q3?
	•	We will give EPS guidance for Q3 when we have completed our review and announce full second quarter results.
	•	Nonetheless, we can tell you that our guidance will assume a modest provision for loan losses, lower noninterest expense and stronger loan and deposit growth than in Q2.
	•	The Company also expects another increase in the Federal Funds rate of 25 bps in addition to the 25 bps increase announced on June 30, 2005.

Safe Harbor

This Q&A contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, the statements made above under “Outlook for Third Quarter 2005,” statements concerning the expected impact of the Company’s application of SFAS 133 to its financial statements and statements concerning the expected timing of filings by the Company with the Securities and Exchange Commission. Management has in the past and might in the future make forward-looking statements orally to analysts, investors, the media and others. Forward-looking statements are statements that are not historical facts. Broadly speaking, forward-looking statements include the following, without limitation:

•                  projections of the Company’s revenues, income, earnings per share, cash flows, balance sheet, capital expenditures, capital structure or other financial items;

•                  descriptions of strategic initiatives, plans or objectives of management for future operations, including pending acquisitions;

•                  statements about the efficacy of the Company’s strategy;

•                  forecasts of venture capital funding levels;

•                  forecasts of expected levels of provisions for loan losses;

•                  forecasts of future economic performance;

•                  forecasts of future prevailing interest rates;

•                  forecasts of future recoveries on currently held investments;

•                  statements about the estimated impact of accounting changes;

•                  statements about the expected timing of filings by the Company with the Securities and Exchange Commission; or

•                  descriptions of assumptions underlying or relating to any of the foregoing.

You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “estimates,” “seeks,” “expects,” “plans,” “intends,” the negative of such words, or comparable terminology. Although management believes that the expectations reflected in these forward-looking statements are reasonable, and it has based these expectations on its beliefs, as well as its assumptions, such expectations may prove to be incorrect. Actual results of operations and financial performance could differ significantly from those expressed in or implied by management’s forward-looking statements.

In this Q&A, the Company makes forward-looking statements discussing our management’s expectations about the following matters:

•                  its financial results for the second quarter of 2005;

•                  its restated financial results for prior periods;

•                  future EPS;

•                  future performance;

•                  future market interest rates; or

•                  future economic conditions.

Factors that may cause the third quarter 2005 outlook to change include the following:

•                  adjustments needed in the transaction closing process, or other accounting changes, as required by generally accepted accounting principles in the United States of America;

•                  changes in the state of the economy or the markets served by the Company;

•                  changes in credit quality of the Company’s loan portfolio;

•                  changes in interest rates or market levels; and/or

•                  changes in the performance or equity valuation of companies it has invested in

In addition, the timing and impact of the Company’s expected restatement and completion of its financial statements for the second quarter of fiscal 2005 are based on incomplete current information and could prove to be inaccurate if unexpected difficulties are encountered in the process of completing the restatement and completion of such financial statements or if new facts come to light in the course of such process that were not previously anticipated.

For information with respect to factors that could cause actual results to differ from the expectations stated in forward-looking statements, also please see the text under the caption “Factors That May Affect Future Results” included under Item 7A of our most recently filed Form 10-K for the annual period ended December 31, 2004 and Item 3 of our most recently filed Form 10-Q for the quarter ended March 31, 2005. The Company urges investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this discussion and analysis. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this filing are made only as of the date of this filing. The Company does not intend, and undertakes no obligation, to update these forward-looking statements.